

U.S. GOLD CORP

U.S. focused gold exploration and development company advancing high potential projects in Nevada and Wyoming

Nasdaq : USAU

February 2018

Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about

U.S. Gold Corp. ("U.S. Gold"). U.S. Gold Corp. has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold Corp. is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold Corp is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of Canadian and United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold Corp. concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold Corp. to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, as well as those factors discussed in the sections "Cautionary Statement Regarding Forward Looking Statements", "Risk Factors" and elsewhere.

Although U.S. Gold Corp. has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold Corp. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold Corp. should be considered highly speculative. The following is a description of U.S. Gold Corp.'s sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.

Cautionary Note to U.S. Investors Concerning Mineral Resources

We may use certain terms on this website, such as "measured," "indicated," or "inferred" mineral resources, which are defined in Canadian Institute of Metallurgy guidelines, the guidelines widely followed to comply with Canadian National Instrument 43-101-- Standards of Disclosure for Mineral Projects ("NI 43-101"). We advise U.S. investors that these terms are not recognized by the United States Securities and Exchange Commission (the "SEC"). The estimation of measured and indicated resources involves greater uncertainty as to their existence and economic feasibility than the estimation of proven and probable reserves under the SEC's disclosure rules. Under U.S. standards, mineralization may not be classified as a "reserve" unless the determination has been made that the mineralization could be economically and legally produced or extracted at the time the reserve determination is made. Mineral resources that are not mineral reserves do not have demonstrated economic viability. U.S. investors are cautioned not to assume that measured or indicated mineral resources will be converted into reserves. Inferred mineral resources have a high degree of uncertainty as to their existence and their economic and legal feasibility. It cannot be assumed that all or any part of an inferred mineral resource exists, or is economically or legally viable. Under Canadian rules, estimates of "inferred mineral resources" may not form the basis of feasibility studies, pre-feasibility studies or other economic studies, except in prescribed cases, such as in a preliminary economic assessment under certain circumstances. Disclosure of "contained ounces" in a resource is permitted disclosure under Canadian regulations; however, the SEC normally only permits issuers to report mineralization that does not constitute "reserves" by SEC standards as in place tonnage and grade without reference to unit measures.

U.S. Gold Corp. Overview

Combining robust economics with district-scale exploration, in mining friendly U.S. jurisdictions

District-scale Exploration	Near Term Production Potential

Keystone - NV

- North Central NV located property next to some of the biggest mines in North America
- District-scale opportunity with multiple and major gold deposit discovery characteristics
- Located on the prolific Cortez Gold Trend, one of the world's most highly-prospective mineral trends
  - 10 miles south of Barrick's Cortez Hills Mine Complex
- Projects identified and recently consolidated by prolific Nevada exploration Geologist Dave Mathewson - former Head of Nevada Exploration at Newmont Mining with over 35 years of Nevada experience

Copper King Project – WY*

- Advanced Exploration and Development property
- Mining friendly location in the Silver Crown Mining District of southeast Wyoming
- NI 43-101 Technical Report and Preliminary Economic Assessment (**PEA**) prepared by Mine Development Associates shows the following resource:
  - 926,000 Measured and Indicated oz Au and 223mm lbs Cu
  - 174,000 Inferred oz Au, 62.5mm lbs Cu
  - $178.5 million Net Present Value (NPV) at $1,275/oz Au and $2.80/lb Cu
- Copper King remains open in multiple directions

* The estimates contained in the paragraph above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.
See company press release date January 11, 2018

U.S. Gold Corp. Overview

Exceptionally tight share structure, well funded and listed on NASDAQ

Share Structure (January, 2018)	
Shares outstanding	**17,128,087**
- Series C Preferred: convertible into	237,860
- Series E Preferred: convertible into	1,175,000
- Common	15,715,227
Warrants*	**1,735,774**
Options*	**1,431,458**
Fully diluted	**20,295,319**
Cash	**~$8.5M**

* USAU warrants /options are as follows:
33,415 Dataram legacy warrants, strikes from $30 to $187 expire between 01 Feb 2018 and 14 July 2019
231,458 options with a $3.60 strike expire on 26 May 2021
1,200,000 employee options, 5 year options, vesting over 3 years with a $1.47 average strike
452,359 broker warrants with a $2.64 strike expire on 31 October 2021
1,250,000 warrants with $3.30 strike price (3 year expiration – Jan 2021)

Recent significant financings & corporate activity	
January, 2018	U.S. Gold Corp. closed its **$5.0 million** sale of Series E convertible preferred stock in a non-brokered registered direct offering
October, 2017	U.S. Gold Corp. completed a **$2.5 million** equity offering in October, 2017. All common stock priced at $1.80 per share
May, 2017	Public merger closed on 23 May, 2017. Stock **listed on NASDAQ** with new symbol USAU
October, 2016	U.S. Gold Corp. completed an **$11.92 million** equity offering in October, 2016. All common stock priced at $2.64 per share

Stock Information	
Listing	NASDAQ
Symbol	USAU
Stock range (from May-2017)	$1.05 - $4.75
3 month daily average volume	~400,000



5.0
4.0
3.0
2.0
1.0
0.0
May-2017
Aug-2017
Nov-2017
Feb-2018

Analyst Coverage	Company	12 Month Target Price
Joseph Reagor	ROTH Capital Partners	$3.00

U.S. Gold Corp. Overview

Strong leadership – renowned explorer with proven financier and company builder

DAVE MATHEWSON - VP, Head of Exploration

- Prolific geologist-explorer with >35 years of exploration experience in Nevada
- Former **Head of Newmont's** (NYSE: NEM) **Nevada Exploration team**
- Notable discoveries include: Tess, Northwest Rain, Saddle and South Emigrant gold deposits
- Important deposit extension at Newmont's Gold Quarry and Mike deposits.
- Most recently a co-founder at Gold Standard Ventures (NYSE American: GSV), helped to consolidate and explore the Railroad district



EDWARD KARR - President, CEO, and Chairman

- Founder of several investment management and investment banking firms in Geneva, Switzerland
- Founder and currently on the Board of Directors of Pershing Gold Corp (Nasdaq: PGLC)
- Currently on the Board of Directors of Levon Resources (LVN-TSX)
- Futures Magazine named Mr. Karr as one of the world's Top Traders (2004)
- Worked for Prudential Securities in the United States, and has > 20 years financial services industry



Dave Mathewson & Edward Karr at the Keystone Project

Keystone Overview

Discovering the next gold district on the Cortez Trend, NV

U.S. GOLD CORP

Keystone Project Location

Nevada – renowned gold mining jurisdiction

- Nevada is ranked the 4th most mining friendly jurisdiction in the world (Fraser Institute)
- The 4th largest gold producing "country" in the world, produced ~5.5M oz of gold produced in 2016, > 80% of U.S. gold production[1]
- Historically, Nevada has produced > 220M oz of gold
- "Elephant country": numerous > 20M oz gold deposits
- Pro-mining environment, geopolitical stability, major infrastructure
- Nevada hosts multiple prolific gold trends, including the **Cortez Trend**, on which **Keystone** is located.



Carlin Trend
Independence – Eureka Trend
Sulfur-Lovelock – Austin Trend
Twin Creeks
Jerritt Canyon
Turquoise
Midas
Getchell
Meikle
Hycroft
Lone Tree
Betze-Post
West Leeville
Florida Canyon
Carlin
Marigold
Gold
Rain/Emigrant
Long Canyon
Quarry
Railroad
McCoy /Cove
Phoenix
Pinion
Pipeline
Cortez Hills
Goldrush
Cortez
Bald Mountain
KEYSTONE
RENO
GOLD BAR NORTH
Rabbit Creek Trend
Ruby Hill Mine
Comstock
Denton-Rawhide
Taylor
Northumberland
Borealis
Round Mountain
Battle Mtn – Eureka / Cortez Trend
N
Goldfield
0
50 miles
0
80 Km
Bullfrog
Sterling
LAS VEGAS
US Gold Corp Projects
Major gold mines and deposits
Major Nevada Gold Trends

1 Rich Perry & Mike Visher 2017, "Major Mines of Nevada 2016, Mineral Industries in Nevada's Economy."

Keystone Project Location

The Cortez Trend – prolific gold mining belt

- The Cortez Trend is one of the world's most productive trends -producing ~ 1M oz of gold per year
- Production on the trend is dominated by Barrick Gold, the trend accounts for ~20% of Barrick's annual gold production[2]
- The trend hosts numerous world class deposits[3]:
  Barrick's Pipeline: ~21M oz gold
  Barrick's Cortez Hills: ~15M oz gold
  Barrick's Goldrush: ~10M oz gold
- The NNW-trending **Sr .706 line** likely represents a major crustal suture favorable for development of gold-bearing hydrothermal systems and deposits
- **Keystone** exhibits many similarities to Barrick's deposits to the north - similar **host rock, stratigraphy** and **intrusive-centered, dome.**



Barrick's Mines
Tenabo
Pipeline
Gold Acres
South Pipeline
Windmill
Cortez
Cortez Hills
Buckhorn
Pediment
Horse Canyon
Red Hill
Gold Rush
ET Blue
east boundary Cortez Trend
west boundary Cortez Trend
Ordovician Margin
Silurian Margin
Devonian Margin
basin
shelf
Sr 706 line
Toiyabe
Keystone Project Area
Rooster
Tonkin
Gold Bar North Project Area
Gold Stone
Cabin Creek
Gold Ridge
Gold Pick
Gold Bar
N
S
W
E
Keystone and Gold Bar North Projects on the Cortez Trend (Battle Mtn-Eureka Trend)
0 scale in miles 6
0 scale in km 10
DCM 9-27-17

2 Barrick Gold's company website: http://www.barrick.com/operations/

3 The presence of gold resources on properties in close proximity is not necessarily indicative of the gold mineralization on the Keystone property

Keystone View from Barrick's Cortez Mine



Keystone District
Grass Valley
Mt. Tenabo
Cortez Fault Scarp
Cortez Hills/Pediment Deposits
Cortez Deposits Corridor
Cortez Pits
Crescent Fault

Cortez Mine has proven reserves >11M oz of gold; expected to produce 1M oz in 2017

VIEW LOOKING SOUTH-SOUTHEAST
10 miles from Keystone to Cortez

Keystone Project Overview

Targeting the next substantial gold district on the Cortez Trend

- Consolidated an entire district on the **Cortez Trend,** NV - **20 square miles, 100% controlled** by U.S. Gold Corp
- **Never previously consolidated** nor systematically explored by model-driven, modern-day exploration techniques
- Hosts many of the same characteristics of the major mines on the Cortez district:
  - Tertiary **intrusive-centered, domed** carbonate window
  - Geochemistry indicates a **very large epithermal system** is present
  - The **host rocks** at Keystone are very similar in **character** and **thickness** to the **Pipeline & Cortez Hills** deposits to the north of the trend
- The extent and **severity of the alteration** and the **thickness of permissive rock** packages encountered, highlight the potential of this district scale mineral system
- Systematic exploration from 2016-2017 has primed Keystone for discovery in 2018


December 2017
Keystone Project
claims boundary
N
W
E
S
North Cross
Target area
East-flank
Target area
Sophia
Target area
Potato
Canyon
Target area
T24N
R48 ½ E
T23 ½ N
R49E
T24N, R48E
T23N, R48E
T23N, R49E
SCALE 1:48000
Miles
Kilometers
KEYSTONE
PROJECT 2017

Cross-sectional schematic of Keystone

Exploring a significant intrusive-centered, domed, gold district on the Cortez Trend

Intrusives: the "mechanism(s)" that drove the system(s).



Dacite Vitrophyre
Andesite
Rhy Tuff
Lacustrine
Margin Breccia
Peg
Mud Springs Monz
Rhy
Gund Diorite
Upper Plate
Diorite
Q Monz
Q Dacite
Walti Pluton
Lower Plate
Dacite Dikes
T. Chapin 2017

SE | Keystone Dome | NW

Figure: Schematic sketch of the volcanic complex underlying the Keystone Project. The Paleozoic sediments are intruded by a complex of intrusions ranging from diorite to quartz rhyolite. Each intrusion has a set of daughter dikes and extrusive facies. The hypabyssal rhyolite creates a quartz rich rhyolite tuff that overlies the Upper Plate on both sides of the dome. The Walti Pluton is Quartz Monzonite and forms a skarn. The Mud Springs Monzonite forms dacite dikes and a thick sequence of dacite vitrophyre. Likewise, the Gund Diorite forms both andesite dikes and some andesite flows. Calcite outcrops and quartzite meta breccia outcrops overlie and flank three sides of the Mud Springs Pluton suggesting that the pluton is overlain by a crater lake.

Keystone prior to U.S. Gold Corp.

Misunderstood, fragmented and underexplored

- Keystone District exhibits strong, widespread alteration characteristics
- Keystone geology and prospectivity were poorly understood and under-appreciated, i.e. no Pipeline, Cortez Hills, Goldrush, etc. reference
- Prior drilling was mostly shallow and, or focused on non-Carlin type gold settings
- Historic drilling at Keystone was comprised of about 240 holes, drilled to an average depth of about 300 feet. High grade and thick intercepts of gold have been encountered:
  - K-5A 475-575' 100' 0.015 opt Au
  - WK-81-1 0-60' 60' 0.010 opt Au
  - WK-81-15 100-120' 20' 0.048 opt Au
  - WK-88-2 70-250' 180' 0.015 opt Au
  - WK-88-6 5-25' 20' 0.051 opt Au
  - 89-2/90-1 410-695 285' 0.016 opt Au
- The Keystone area land positions were fragmented with multiple owners and acquisitions were problematical
- Consequently, the land package has never been systematically explored



Drilling at Keystone's Tip Top target

Keystone Exploration 2016 - 2017

Systematic, district-wide exploration begins at Keystone

- Consolidated the entire district for the first time in history
- Initiated model-driven, modern day-exploration programs: digital data organization & map representation and mapping geology of the entire district
- Completed district-wide gravity survey in 2016 ahead of initial 2016 drilling program - identified a previously unknown strong NNW-trending structural zone (see gravity map below)
- US Gold Corp completed a five hole scout drilling program late in 2016 - targeting stratigraphic, lithologic and deposit model information (up to 1800 feet deep)
- All holes intersected thick intervals of permissive host rocks, including Devonian Horse Canyon, Wenban limestone Formations, and also Roberts Mtn Formation
- Extensive surface geochemistry, further refined targets with: stream sediment, altered cobble, rock and soil sampling


JULY-2015
SEPT-2015
NOV-2015
SEPT-2017

Succeeding where others have failed: U.S. Gold Corp. consolidated the entire Keystone District for the first time in history (from 2015-2017)


INT?

Keystone Residual Gravity with interpretation

Keystone 2017 Exploration Program

Vectoring towards a new discovery

- Multiple, Carlin-deposit-type target areas identified through geologic mapping, surface geochemistry, and detailed gravity work recently conducted at Keystone
- Eleven holes were drilled in 2017. One core hole and ten reverse circulation holes drilled to an average depth of about 1800 ft.
- The drilled intercepts bare many similarities to the world-class gold deposits on the Cortez Trend (see next slide for stratigraphy column) – extensively thick and permissive rock packages encountered
- Multiple gold deposit target opportunities are emerging throughout the district, especially where previous drilling has been sparse to non-existent
- 2017 drilling provided an initial scout test of several zones of interest - **assays pending on 7 holes**, due to be released in early 2018.
- All desired ingredients indicating a district with considerable gold potential are present at Keystone



Keystone Project
N
S
W
E
North Cross Target area
KEY16-05c
KEY17-05rc
KEY16-02c
KEY17-04rc
KEY16-01c
East-flank Target area
PROJECT AREA BOUNDARY
KEY17-09rc
KEY17-01c
KEY16-04c
KEY16-03c
KEY17-01rc
KEY17-02rc
KEY17-06&07rc
KEY17-03rc
KEY17-08rc
T24N, R48E
T23N, R48E
T24N R48 ½ E
T23 ½ N R49E
T23N, R49E
Sophia Target area
Potato Canyon Target area
KEY17-10rc
PROJECT AREA BOUNDARY
2016 and 2017 HOLES DRILLED/COMPLETED
Gold Bar North
SCALE 1:48000
Miles
Kilometers
KEYSTONE DRILLING 2016 & 2017

Keystone 2017 Drilling Stratigraphy

Strong similarities to sizeable deposits at the north of the Cortez Trend

Figure 1-Stratigraphy of the Cortez area (after Creel and Bradley, 2013)



Tertiary/Quaternary undifferentiated sediments and volcanic rocks
Horse Canyon Formation – calcareous thinly laminated siltstone and rhythmically interbedded calcareous siltstone/siliceous mudstone
Basal debris flow horizon
Wenban Formation
Units 5 - 8: thinly laminated micrite to silty limestone with interbedded debris flow horizons and turbidites
Abundant debris flows
Units 2 - 4: micrite with abundant debris-flow intervals
Intrusions of unknown age
Unit 1: basal debris flow horizon
Roberts Mountains Formation
Thinly laminated calcareous siltstone w/interbedded calcarenite, increasingly dolomitic towards base of the formation
Hanson Creek Formation
Upper and lower massive dolomite separated by middle bioturbated lime mudstone
Eureka Quartzite
Devonian
Silurian
Ordovician



KEYSTONE STRATIGRAPHIC SECTION
EARLY 2017 DRILL HOLES with anomalous gold zones
Tv
Dsl
Ov
Early Mississippian
Roberts Mtns thrust
Dhc
generally silicified at base
unit 8 (100ft)
unit 7 (60ft)
unit 6 (200ft)
unit 5 (200ft)
unit 4 (150ft)
unit 3(320ft)
Dsrm
hornfels and marble
Tgd
DEVONIAN HOST ROCKS
known ore-host horizons in the Cortez-Pipeline area
Upper Plate Slaven and Valmy Formations
Devonian Horse Canyon Formation (Dhc)
Calcareous, thinly laminated siltstone and alternating bands of black argillite and wacke- mudstone
Devonian Wenban Formation (Dw)
Units 5-8: thinly laminated micrite to silty limestone with interbedded debris flows and turbidites
Units 3 &4: bioturbated micrite
Units 1&2: platey silty limestone and biopackstone
Devonian/Silurian Roberts Mountains Formation
Thinly laminated calcareous siltstone with interbedded calcarenite locally marbleized and hornfelsed in proximity to the Walti Pluton (34.1+/- mya)
Key17-01c
Key17-01rc
Key17-02rc
Key17-03rc
hornfels and skarn
Ti
1820ft
1810ft
1950ft
U.S. GOLD CORP
KEYSTONE STRATIGRAPHIC SECTION AND EARLY 2017 DRILLING MINERALIZATION REPRESENTATION
DCM 10-3-17

Keystone Exploration 2018

Early stage, systematic exploration complete – primed for discovery in 2018

- Release pending drill holes from 2017 exploration program
- Environmental Assessment (EA) and Plan of Operations (POO) will cover most of the project and allow widespread, and aggressive drill hole access
- 2018 drilling will be target specific and based on integration and assessment of all existing data as applied to target concepts
- Exploration program to be announced and will commence in Q2, 2018
- Keystone represents an ideal setting for potential discovery; extensive permissive rock formations, geological structural setting and Nevada location. Considerable systematic exploration is complete – Keystone is primed for discovery in 2018


Release pending assays from 2017 program
Approval of EA and POO
Commence 2018 drill program
2018

Copper King Project Overview

Potential near-term production, low CAPEX and robust economics, WY

Copper King Project Overview

Delivering substantial value and targeting near-term production

- Copper King is a development stage, gold and copper project located in the Silver Crown Mining District, Wyoming
- The project offers potential near-term production as well as exploration upside
- U.S. Gold Corp. updated the project's PEA in December 2017 (see p. 19), which shows robust economics, low CAPEX ($113.7 million) and compelling value to the company:
  - NPV of $178.5 million versus the company's market capitalization of ~ $40 million[4]
- The company will be advancing the project towards a pre-feasibility in 2018, while concurrently targeting resource expansion and new discoveries
- The Copper King project is located entirely on state land, making for a more streamlined permitting process to put the project into future production. Wyoming is a mining friendly state and very supportive of the project

4 Based on NASDAQ: USAU closing price of $2.34, January 25, 2018



Copper King Project Claims & Location


WYOMING


COPPER KING
20 miles
CHEYENNE
219
210
222
180
212
225
Lincoln Hwy

- Located in Southeast Wyoming, 20 miles west of Cheyenne
- Wyoming is ranked the 7th most mining friendly jurisdiction in the world (Fraser Institute)
- Claims consists of 2 state leases with a total area of 1,120 acres
- Project remains prospective for further resource expansion and new discoveries


Mineralized Area 43-101
STM Claim Boundary
Township/Range
Sections
Approximate Fault Location
COPPER KING
DEPOSIT
14N 70W
14N 69W
13N 69W
N

Copper King PEA 2017*

On December 5, 2017, Mine Development Associates (**MDA**) prepared an updated technical report and Preliminary Economic Assessment for U.S. Gold Corp. showing the below metrics:

	Au Cutoff		Cu Cutoff							
Class	oz Au/ton	g Au/t	% Cu	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Measured	0.009	0.32	0.103	15,130,000	13,730,000	0.018	0.62	272,000	0.198	60,120,000
Indicated	0.009	0.30	0.111	44,620,000	40,480,000	0.014	0.48	654,000	0.182	162,880,000

	Au Cutoff		Cu Cutoff							
Class	oz Au/ton	g Au/t	% Cu	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Inferred	0.008	0.26	0.136	15,620,000	14,170,000	0.011	0.38	174,000	0.200	62,530,000


mineralized area
MINE DEVELOPMENT ASSOCIATES
US Gold Corp.
Copper King Property
Drill Hole Map

- Resource comprises of 120 drill-holes, totaling 18,105m, within the Copper King deposit
- High-grade mineralization exposed at the surface surrounded by a large, lower-grade zone with potential for expanding

*Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming. Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit. Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

Copper King PEA 2017*

Substantial value, low CAPEX, open-pit deposit with clear path to production

- PEA shows the robustness of the project, and the substantial value of the asset to our Company.
- Copper King was advanced further through the 2017 drill programs - the deposit continues to grow
- U.S. Gold Corp. will advance the project through pre-feasibility in 2018 and towards production
- Ideal geopolitical location in Wyoming; the state has been very supportive of efforts to advance the project

Summary of Copper King Pre-Tax Economic Results	
	Base Case
Gold price (US$/ounce)	$1,275
Copper Price (US$/lb)	$2.80
Net Cash Flow	$296.8 million
Net Present Value (5.0% Discount rate)	$178.5 million
Internal Rate of Return	33.10%
CAPEX	$113.66 million
Payback	2.5 years
17 year projected mine life	~40,700 Au oz / year; 10,700,000 Cu lbs/yr

Projected Production and Processing Summary		
Mine Type	Open Pit	
Total Production	60.7 million tons	
Processing Rate	9,800 tons per day	
	Gold	Copper
Average Mill Feed Grade	0.015 oz/ton	0.19%
Average Metal Recoveries	68%	77%
Average Annual Production	Gold (oz)	Copper (lbs)
Years 1-10	46,470	10.97 million
LOM: 17 years	40,718	10.70 million
Total Production	Gold (oz)	Copper (lbs)
Years 1-10	464,700	109.76 million
LOM (17 years)	692,200	181.95 million
Estimated Number of Jobs Created	> 100 jobs	

Values for tons, tonnes, oz Au/ton, g Au/t, oz Au, %Cu, lbs Cu are from the 0.015 Au Eq/ton cutoff in the Mine Development Associates, Technical Report on the Copper King Project, Laramie County, Wyoming: Resource estimates reflect an in situ resource. For further analysis of metal recoveries, see SGS Lakefield Research Ltd., 2009 (December 15), An Investigation into the Recovery of Copper and Gold from Samples of the Copper King Deposit: Report prepared for Saratoga Gold Company by SGS Lakefield Ltd., 234 p. (Results of three locked cycle tests suggest that a concentrate with 26% Cu can be produced, resulting in an approximate Cu recovery of 77%; Au grade in the concentrate resulted in an 89.7 g/t Au with a recovery of 68%). The estimates contained in the table above are not recognized by the United States Securities and Exchange Commission. See "Cautionary Note to U.S. Investors Concerning Mineral Resources – p2." Amounts shown reflect the estimated in situ resource and do not include adjustments for metal recoveries.

Copper King peer comparison

Compelling value with considerable potential upside



DEVELOPERS
PRODUCERS
0.25
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Falco Resources
Pretium Resources
Sabina Gold & Silver
Inv Metals
Victoria Gold
U.S. Gold Corp.
Alio Gold
Argonaut Gold
Beadell Resources
Guyana Goldfields
Klondex Mines
Leagold Mining
Mandalay Resources
Perseus Mining
Atlantic Gold

SHARE PRICE TO NPV/SHARES

Comparing Copper King value metrics to established **developers / producers**

Source: BMO Gold Pages, Small Producers and Project Developers, 11/3/17 (assumes 5% discount rate and ~$1,270/oz Au) and Copper King PEA, 12/5/17 (assumes $1,275/oz Au and $2.80 Cu)



Market Cap. (US$)
GSV: 444M
KOR: 149M
GOLD: 141M
AUG: 128M
PGLC: 79M
TML: 64M
ATC: 63M
GPY: 58M
LGD: 53M
NUG: 46M
USAU: 40M
GFG: 28M

MARKET CAP COMPARISON

Comparing U.S. Gold Corp. to **explorers / developers** focussed on the Americas[5]

Source: Companies' market capitalizations based on U.S. listed closing prices as of January 29,2018.

5 The market capitalization of other companies is not necessarily indicative of the future performance of U.S. Gold Corp

Copper King Project Pathway

Advancing a near-surface, low CAPEX project in a mining friendly state



- U.S. Gold Corp. has assembled the team to continue expanding upon Copper King's current gold and copper resource while advancing the project into production

- Catalysts along the path to production that should lead to a valuation re-rating include:
  - Continued exploration and delineation of the resource.
  - Advancing the project through a Pre-Feasibility Study in 2018
  - Enacting a permitting strategy with the state of Wyoming

- The near-surface, open pit deposit requires low CAPEX, has uncomplicated metallurgy and a straightforward potential mine plan

- U.S. Gold Corp. will simultaneously develop effective community and government relations programs to minimize any future social challenges

- U.S. Gold Corp. plans to continue exploration, deposit delineation, resource expansion, environmental studies, metallurgical test work, and mine plan development

Copper King 2017 Exploration Program

Drilling has encountered a newly discovered mineralized zone

- Four drill holes were completed to test geophysical responses on the Copper King property in 2017
- The program targeted extensions, east and west, of the known main zone as well as new target areas (The Fish anomaly)
- **Drill hole CK17-01rc** encountered a composite of almost 700 feet of base and precious metal mineralization beginning almost at the surface
- CK17-01rc represents a 200-meter western step-out which encounters gold, copper, zinc and silver
- The bulk of this new zone's chargeability anomaly has not been drill-tested to the west – potential additional upside to the known deposit
- Further exploration and in-fill drilling scheduled in 2018

Drill Hole	From (ft)	To (ft)	Thickness (ft)	Thickness (m)	Copper > 0.1%	Zinc %	Gold (g/t)	Silver (g/t)
CK17-01rc -70 deg N (1,030 ft td)	20	85	65	19.8	0.096	0.065	0.208	2.82
	180	200	20	6.1	0.103	0.217	0.135	3.03
	335	860	525	160	0.145	0.113	0.284	3.47
	940	1,025	85	25.9	0.115	0.089	0.232	2.52



CK PDH 17-01
CK PDH 17-02
CK PDH 17-03
CK PDH 17-04
center of chargeability high
Copper King deposit
(outline of known mineralization)
The Fish Anomaly
0
250
500
metres
6987
7150
7100
7000
South

Copper King Project Development Plan

Targeting resource expansion and near-term production

- Continued exploration and continued growth to the deposit
  - Following the success of the 2017 exploration program, the 2018 program will target further resource expansion
- Upgrade the PEA to a Pre-Feasibility Study
  - Advancing the project to a Pre-Feasibility Study - expected completion for H2, 2018
- Submit Mine Plan
  - File production permit with State of Wyoming and work with consultants to move project toward production



2018
Release assays from 2017 drill program
Work with local politicians for project support
2018 exploration program
Move project to Pre-Feasibility Study
2019
File production permit with State of WY
Work with consultants to move project towards production
Consider financing options

Directors, Management & Technical Advisory Team

Directors	
Edward M. Karr	Chairman
Timothy M. Janke	Director
James Dale Davidson	Director
John N. Braca	Director
Andrew Kaplan	Director

CONSIDERABLE MINING, CAPITAL MARKETS, M&A AND GOVERNANCE EXPERIENCE. SERIAL ENTREPRENEURS WITH SUCCESSFUL TRACK RECORDS

Management Team	
Edward Karr	President & CEO
Dave Mathewson	VP Exploration
David Rector	COO, Secretary
Robert DelAversano	PFO & Accounting Officer
Neil Whitmer	Operations Manager

RENOWNED EXPLORERS, PROLIFIC COMPANY BUILDERS WITH SUBSTANIAL EXPERIENCE OF RAISING CAPITAL

Technical Advisory Team	
Tom Chapin	Senior Consulting Geologist
Jim Wright	Geophysical Advisor
Joe Laravie	Digital Mapping Specialist
Brion Theriault	Contract Geologist

SUBSTANTIAL NEVADA & CORTEZ TREND EXPERIENCE WITH BARRICK & NEWMONT

The U.S. Gold Corp. Opportunity

Tight share structure, well financed, aggressively advancing two world-class assets

- **World-class portfolio**, in stable and mining friendly U.S. jurisdictions. The portfolio offers investors both sizeable blue sky exploration and potential near-term production.
- Team of **renowned explorers and proven company builders**, who have made, and financed, the discovery and development of numerous world class gold assets
- Keystone offers exposure to significant exploration upside – an entire district on **Nevada's prolific Cortez Trend.**
- Copper King offers exposure to compelling value, and potential near-term production in **mining friendly Wyoming.**
- The company has an extremely **tight share structure** (17.1M shares outstanding), with a large audience - listed on **NASDAQ**
- U.S. Gold Corp. is **well financed ($8.5M)** to execute its **2018 plans and beyond**



DEVELOPMENT PACKAGE

Exciting combination of a later stage development asset and exploration blue sky potential

PROVEN TEAM

Top quality management and advisory team with pedigrees of developing renowned gold projects

U.S. COMPANY

U.S. Gold Corp. is a US based company, listed on a major US Exchange – NASDAQ, with US based properties

HIGH UPSIDE

Large growth potential for the current resource and valuation upside based on market comps

Contacts

Edward Karr
President & CEO
ir@usgoldcorp.gold
www.usgoldcorp.gold
+1 800 557 4550

U.S. Gold Corp.
Suite 102, Box 604
1910 Idaho St,
Elko, NV 89801

U.S. GOLD CORP

Nasdaq : USAU